<SEQUENCE>1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 1, 2005

                             REGENT TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

         Colorado                       000-09519                84-0807913
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                            6727 Hillcrest Ave., Suite E
                               Dallas, Texas 75205
                    (Address of principal executive offices)

                                 (214) 507 9507
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 4.01:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective August 8, 2005, Turner, Stone & Company, L.L.P. ("Turner Stone") was engaged as the independent certified public accountant of Regent Technologies, Inc. (the "Company") as its principal independent auditor to audit the financial statements of the Company for the years ending December 31, 1999 through December 31 2004, and simultaneously the Company dismissed Salmon, Beach and Company, P.C. (the "Former Auditor").

         The report of the Company's Former Auditor for the fiscal years ended December 31, 1998 and 1997 contained no adverse opinions or disclaimer of opinion or qualification, except a statement that because of the inadequacy of the accounting records for 1998, they were unable to form an opinion regarding the amounts at which accounts payable were recorded. Also, the Former Auditor's report of the financial statements for the fiscal years ended December 31, 1998 and 1997 did contain a going concern comment in respect of the Company's recurring losses from operations and net capital deficiency.

         The decision to change accountants was recommended, authorized and approved by the board of directors of the Company.

         During the period from the engagement of the Former Auditor through the date of the dismissal of the Former Auditor, including the Company's most recent fiscal year and the subsequent interim period, there were no disagreements with the Former Auditors, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the Former Auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         The Company has requested the Former Auditor to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated August 18, 2005, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

C. Exhibits.

16.1     Letter re change in certifying accountant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2005

                               REGENT TECHNOLOGIES, INC.


                               By: /s/ David A. Nelson
                                   ---------------------------------------------
                                       David A. Nelson
                                       President and Chief Executive Officer